                                                                   EXHIBIT 10.15


No._______                                   Offeree Name_______________________


                NETSOURCE INTERNATIONAL TELECOMMUNICATIONS, INC.



                                  REGULATION S

              10% SERIES A SECURED CONVERTIBLE NOTES AND WARRANTS
                            TO PURCHASE COMMON STOCK
                             SUBSCRIPTION AGREEMENT


                                  MAY 31, 1996


     THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S) WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH OFFER OR SALE, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

--------------------------------------------------------------------------------

                         INSTRUCTIONS FOR SUBSCRIPTION

--------------------------------------------------------------------------------



                NETSOURCE INTERNATIONAL TELECOMMUNICATIONS, INC.
                             A DELAWARE CORPORATION



                                 To Subscribe:


     1.   Subscription Agreement.

          Please execute the Subscription Agreement at Page 9, complete the Registration Statement and Offeree Questionnaire at Pages 10 and 11, respectively, and the United States Treasury Department Form W-8 attached as Schedule 3, and return the entire Subscription Agreement to Yorkton Securities Inc. at the following address:

                         Yorkton Securities Inc.
                         10th Floor, Four Bentall Centre
                         Post Office Box 49333
                         1055 Dunsmuir Street
                         Vancouver, B.C. V7X1L4
                         Attn. Paul B. Hughes
                         (604) 640-0400

     2. Please request wire transfer instructions from Yorkton Securities Inc. for delivery of the Purchase Price.

     THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S) WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH OFFER OR SALE, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.

                             SUBSCRIPTION AGREEMENT

     THIS SUBSCRIPTION AGREEMENT is made effective for reference purposes only as of May 31, 1996, by and between NetSource International Telecommunications, Inc., a Delaware corporation (the "Corporation") and the Investor whose signature appears on the signature page to this Subscription Agreement (the "Investor").


                                 R E C I T A L
                                 -------------

     The Investor desires to purchase from the Corporation, and the Corporation desires to sell to the Investor, securities of the Corporation, on the terms and conditions hereinafter set forth.


                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Subscription Agreement, the parties hereby agree as follows:

     1.   Purchase and Sale of Unit(s).
          ----------------------------

          a.   Sale and Issuance of Unit(s).  Subject to the terms and
               ----------------------------
conditions of this Subscription Agreement, the undersigned Investor agrees to purchase at the Closing (as defined in that certain Confidential Private Placement Offering Memorandum dated for reference purposes as of May 31, 1996, (the "Memorandum")) and the Corporation agrees to sell and issue to the Investor at the Closing, that number of Unit(s) (the "Units") set forth on the Registration Statement and signature page attached to this Subscription Agreement; each Unit consisting of one (1) $10,000 10% Series A Secured Convertible Note due May 31, 1998 (the "Series A Note") secured by certain of the Corporation's assets as set forth in the Security Agreement dated of even date herewith (the "Security Agreement") and a Warrant exercisable through May 31, 1999 to purchase eighty (80) shares of Common Stock of the Corporation for each one thousand (1,000) shares of Common Stock into which each $10,000 Series A Note is convertible at an initial exercise price equal to the conversion price established under the Series A Note and as such exercise price is adjusted under the terms of the Warrant (the "Warrant"); each such instrument in the form as attached to the Memorandum, and incorporated herein by reference at a per Unit purchase price of $10,000 (the "Purchase Price"). Any future reference herein to a Unit shall also mean the Series A Note, the Warrant, all stock issuable upon conversion of the Note (the "Note Shares") and all common stock issuable upon exercise of the Warrant (the "Warrant Shares"). The Unit(s) offered to the Investor are part of a larger private placement of units by the Corporation for minimum aggregate gross proceeds of $10,000,000 and maximum aggregate gross proceeds of $20,000,000 (the "Placement").

          b.   Payment and Delivery.  The Investor shall pay the Purchase Price
               --------------------
for the Unit(s) in cash, by wire transfer of funds to Yorkton Securities Inc. ("Yorkton") as trustee of the Corporation prior to the "Closing Date" (as defined below).

     2.   Closing.  The Closing of the transactions provided for in this
          -------
Subscription Agreement shall be on the terms and subject to the conditions set forth in the Memorandum, which are incorporated herein by this reference.

     3.   Corporation's Representations, Warranties and Covenants.   The
          -------------------------------------------------------
Corporation hereby represents, warrants and covenants to the Investor as follows:

          a.   Corporate Organization and Standing.  The Corporation is a
               -----------------------------------
corporation duly organized, validity existing and in good standing under the laws of the State of Delaware. The Corporation is duly qualified to do business in the jurisdictions where it is currently doing business. The Corporation has the requisite corporate power to carry on its business as presently conducted, and as proposed or contemplated to be conducted in the future, and to enter into and carry out the provisions of this Subscription Agreement and the transactions contemplated hereby.

          b.   Authorization.   All corporate action on the part of the
               -------------
Corporation, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Subscription Agreement by the Corporation and the performance of all of the Corporation's obligations hereunder has been taken. This Subscription Agreement, when executed and delivered by the Corporation, shall constitute a valid and binding obligation of the Corporation, enforceable in accordance with its terms, except as may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Unit(s), when issued in compliance with the provisions of this Subscription Agreement, will be validly issued, fully paid and nonassessable.

          c.   No Breach.  The issue and sale of the Unit(s) by the Corporation
               ---------
does not and will not conflict with and does not and will not result in a breach of any of the terms of the Corporation's incorporating documents or any agreement or instrument to which the Corporation is a party. The consummation of the transactions or performance of the obligations contemplated by this Subscription Agreement will not result in a breach of any term of, or constitute a default under, any statute, indenture, mortgage, or other agreement or instrument to which the Corporation or any of its subsidiaries is or are a party or by which any of them is or are bound, or any order, writ, judgment or decree.

          d.   Pending or Threatened Claims.  Neither the Corporation nor any of
               ----------------------------
its subsidiaries is a party to any action, suit or proceeding which could materially affect its business or financial condition, and no such actions, suits or proceedings are contemplated or have been threatened.

          e.   No Preemptive Rights.  There are no preemptive rights of any
               --------------------
shareholder of the Corporation with respect to the Unit(s).

          f.   Disclosure.  With respect to statements of the Corporation, the
               ----------
Memorandum, including all exhibits and schedules to the Memorandum, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they have been made, not misleading.

          g.   Authorized Shares.  The Corporation has sufficient authorized and
               -----------------
unissued shares of Common Stock to provide for the issuance and delivery of the Note Shares upon conversion of the Series A Note and the Warrant Shares upon exercise of the Warrant.

     4.   Investor Representations and Warranties.  The Investor represents and
          ---------------------------------------
warrants to the Corporation that:

          a.   Account/Regulation S.  The Investor is acquiring the Unit(s) for
               --------------------
investment for its own account, and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing any of the Unit(s). The Investor understands that the Unit(s) have not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. The Investor understands that the Corporation is relying on the rules and regulations governing offers and sales made outside the United States to non-"U.S. Persons" pursuant to Regulation S under the Securities Act.

          b.   Not A "U.S. Person."  The Investor hereby certifies that (i) it
               ------------------
is not a "U.S. Person" as defined under Rule 902, Section (o) of Regulation S promulgated under the Securities Act (a copy of which is attached hereto as Schedule 1) and is not acquiring the Unit(s) for the account or benefit of any U.S. Person, and (ii) it is acquiring the Unit(s) in an "offshore transaction" as defined under Section (i) of such Rule 902 (a copy of which is attached hereto as Schedule 2).

          c.   Access to Data.  The Investor has had an opportunity to discuss
               --------------
the Corporation's business, management and financial affairs with its management and Yorkton Securities Inc. ("Yorkton") and to obtain any additional information which the Investor has deemed necessary or appropriate for deciding whether or not to purchase the Unit(s), including the Memorandum, all incorporated herein by reference, together with all exhibits referenced therein. The Investor acknowledges that no other representations or warranties, oral or written, have been made by the Corporation or any agent thereof except as set forth in this Subscription Agreement.

          d.   No Fairness Determination.  The Investor is aware that no
               -------------------------
federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of the Unit(s).

          e.   Knowledge and Experience.  The Investor has such knowledge and
               ------------------------
experience in financial and business matters, including investments in other start-up companies, that it is capable of evaluating the merits and risks of the investment in the Unit(s), and it is able to bear the economic risk of such investment. Further, the individual executing this Agreement has such knowledge and experience in financial and business matters that he is capable of utilizing the information made available to him in connection with the offering of the Unit(s), of evaluating the merits and risks of an investment in the Unit(s) and of making an informed investment decision with respect to the Unit(s), including assessment of the Risk Factors set forth in the Memorandum and specifically incorporated herein by reference.

          f.   Suitability.  The Investor has carefully considered, and has, to
               -----------
the extent the Investor deems it necessary, discussed with the Investor's own professional legal, tax and financial advisers the suitability of an investment in the Unit(s) for the Investor's particular tax and financial situation, and the Investor has determined that the Unit(s) are a suitable investment.

          g.   Private Offering.  The offer to sell the Unit(s) was directly
               ----------------
communicated to the Investor by the Corporation or Yorkton. At no time was the Investor presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.


          h.   Reliance on Own Advisers.  In connection with the Investor's
               ------------------------
subscription for the Unit(s), the Investor has not relied upon the Corporation or Yorkton or their respective legal and tax advisers for legal or tax advice, and has, if desired, in all cases sought the advice of the Investor's own personal legal counsel and tax advisers.

          i.   Limited Public Market.  The Investor is aware that there is no
               ---------------------
public market for the Corporation's securities. There is no guarantee that a public market will develop at any time in the future. The Investor understands that the Unit(s) are all unregistered and may not be publicly sold without registration or an available exemption from registration. The Investor understands that the Unit(s) cannot be readily sold or liquidated in case of an emergency or other financial need. The Investor has sufficient liquid assets available so that the purchase and holding of the Unit(s) will not cause it undue financial difficulties.

          j.  Commissions/Finders Fees.   The Investor acknowledges that
              ------------------------
commissions/finders fees will be payable by the Corporation to Yorkton for sales of the Unit(s), as disclosed in the Memorandum.

          k.   Investment Experience.  The Investor is an institutional
               ---------------------
"accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. More specifically, the Investor fits within one or more of the following categories:

          (i) Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; insurance Corporation as defined in Section 2(13) of the Securities Act; investment Corporation registered under the Investment Corporation Act of 1940; or a business development Corporation as defined in Section 2(a)(48) of that Act; Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance Corporation, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

          (ii)    Any private business development Corporation as defined in
Section 202(a)(22) of the Investment Advisers Act of 1940;

          (iii) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

          (iv) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Unit(s) offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

          (v) Any entity in which all of the equity owners are accredited investors.

          l.   IITSSA Compliance.  The Investor shall provide to the
               -----------------
Corporation, if applicable, all such information as is necessary to complete the forms required to be filed by the Corporation with the U.S. Department of Commerce, Bureau of Economic Analysis, under the International Investment and Trade in Services Survey Act, as amended, and regulations issued thereunder.

          m.   Portfolio Interest Obligation.  Under penalties of perjury, the
               -----------------------------
Investor hereby certifies that either:

          (i) upon purchase of the Unit(s), it will be the beneficial owner of the Series A Note(s) included in such Unit(s) and further certifies (A) that it is neither a citizen nor a resident of the United States, (B) that it has provided to the Corporation or will provide to the Corporation no later than the first interest payment date of the Series A Notes(s) an executed Treasury Department Form W-8 on substantially the form attached hereto as Schedule 3, (C) that it will provide to the Corporation updated Treasury Department Forms W-8 upon the Corporation's request and (D) that it will notify the Corporation within 30 days of any change in any of the information on the Treasury Department Form W-8 most recently provided to the Corporation; or

          (ii) it is a securities clearing organization, a bank or another financial institution that holds customers' securities in the ordinary course of its trade or business and further certifies (A) that the individual(s) signing this Subscription Agreement on behalf of the Investor are duly authorized to do so, (B) that either (1) the Investor has received from the beneficial owner of the Series A Note(s) an executed Treasury Department Form W-8 on substantially the form attached hereto as Schedule 3 or (2) the Investor has received from another financial institution a similar statement that it, or another financial institution acting on behalf of the beneficial owner, has received from the beneficial owner an executed Treasury Department Form W-8 on substantially the form attached hereto as Schedule 3, (C) that it has provided to the Corporation or will provide to the Corporation no later than the first interest payment date of the Series A Note(s) a copy of the executed Treasury Department Form W-8 from the beneficial owner which indicates the beneficial owner's name and address,
(D) that it will use its best efforts to provide to the Corporation updated copies of the beneficial owner's Treasury Department Forms W-8 upon the Corporation's request and (E) that it will promptly notify the Corporation of any change in any of the information on the Treasury Department Form W-8 most recently provided to the Corporation, whether such changes are furnished by the beneficial owner or whether the Investor obtains actual knowledge of such a change.

     5.   Restrictions On Transfer Re Regulation S.
          ----------------------------------------

          a.   Transfer Restrictions.  The Investor shall not attempt to have
               ---------------------
registered any transfer of the Unit(s) not made in accordance with the provisions of Regulation S. In addition to any other restrictions on transfer set forth in this Agreement, the Investor agrees to transfer the Unit(s) only
(i) in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, and (ii) in accordance with any applicable state securities laws. Unless so registered or exempt therefrom, such transfer restrictions shall include but not be limited to and the Investor warrants and represents the following:

          (i) The Investor shall not sell the Unit(s) publicly or privately, or through any short sale, or other hedging transaction to any U.S. Person, whether directly or indirectly, or for the account or benefit of any such U.S. Person for the restrictive period mandated by Regulation S after the purchase of the Unit(s) unless registered or exempt from registration;

          (ii) Any other offer or sale of the Unit(s) shall be made only if (A) during the restrictive period any subsequent purchaser certifies in writing that it is not a U.S. Person and is not acquiring the Unit(s) for the account or benefit of any U.S. Person, or (B) after the restrictive period the Unit(s) are purchased in a transaction that did not require registration under the Securities Act and applicable Blue Sky laws; and

          (iii) Any transferee of the Unit(s) shall agree in writing to resell the Unit(s) only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

          b.   Restrictions On Resales In the United States.  The Investor
               --------------------------------------------
understands and acknowledges that the Securities Act prohibits resales of securities in the United States except pursuant to an effective registration statement or an exemption from registration for which the securities and the Investor holding such securities qualifies. The Investor understands and acknowledges the requirements for qualifying for an exemption from registration afforded by Section 4 of the Securities Act and that there can be no assurance that the Investor will be able to qualify for such an exemption from registration.

     6.   Registration Rights.  The Investor shall be entitled to the
          -------------------
registration rights which are described in the Memorandum and incorporated herein by this reference.

     7.   Public Offering Lock-Up.  In connection with the first underwritten
          -----------------------
public registration of the Corporation's securities, the Investor agrees, upon the request of the Corporation or the underwriters managing such underwritten offering of the Corporation's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Unit(s) (other than those included in the registration) without the prior written consent of the Corporation and such underwriters, as the case may be, for a period of time, not to exceed one hundred eighty (180) days from the effective date of such registration. Such agreement shall be in writing in the form reasonably satisfactory to the Corporation and such underwriter. The Corporation may impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said 180-day period.

     8.   Restrictive Legends.   Each instrument evidencing the Unit(s) which
          -------------------
the Investor may purchase hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Corporation) shall be imprinted with legends substantially in the following form:

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE ACT UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO REGULATION S UNDER THE ACT.

     THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN THAT CERTAIN MAY 31, 1996, SUBSCRIPTION AGREEMENT BETWEEN THE ORIGINAL HOLDER HEREOF AND THE CORPORATION.

The Corporation shall be entitled to enter stop transfer notices on its transfer books with respect to the Unit(s) during periods when transfers are restricted under the terms of this Subscription Agreement.

     9.   Authorization of Yorkton.
          ------------------------

          a.   Related Agreements.  The Investor hereby irrevocably authorizes
               ------------------
Yorkton to negotiate and settle the form of any other document or agreement to be entered into in connection with the Placement.

          b.   Agency Agreement.  The Investor hereby acknowledges and agrees
               ----------------
that Yorkton and the Corporation may agree to vary, amend, alter or waive, in whole or in part, one or more of the conditions set forth in that certain Agency Agreement entered into by and between Yorkton and the Corporation with respect to the Placement, in such manner and on such terms and conditions as they may determine, acting reasonably, without affecting in any way the Investor's obligations hereunder; provided, however, that Yorkton shall not vary, amend, alter or waive any such condition where to do so would result in a material change to any of the material terms of the transactions provided for in this Subscription Agreement.

          c.   Closing; Termination.  The Investor hereby acknowledges and
               --------------------
agrees that Yorkton may waive, in whole or in part, or extend the time for compliance with, any of the conditions for the Closing in such manner and on such terms and conditions as Yorkton may determine, acting reasonably, without in any way affecting the Investor's obligations, and may terminate this Subscription Agreement on behalf of the Investor in the event that any condition for the Closing has not been satisfied.

     10.  Reliance.  The Investor is aware that the Corporation and Yorkton are
          --------
relying on the accuracy of the above representations to establish compliance with Federal and State securities laws. If any such warranties or representations are not true and accurate in any respect as of the date of the Closing, Investor shall so notify the Corporation in writing immediately and shall be cause for rescission by the Corporation at its sole election. The Investor shall indemnify the Corporation and Yorkton and their respective affiliates, legal counsel and agents against all losses, claims, costs, expenses and damages or liabilities, including reasonable attorneys' fees, which such parties may suffer or incur caused or in connection with or arising out of, directly or indirectly, from their reliance on such warranties and representations.

     11.  Miscellaneous.
          -------------

          a.   Survival.  The representations, warranties, covenants and
               --------
agreements made herein shall survive the closing of the transactions contemplated hereby.

          b.   Successors and Assigns.  Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          c.   Entire Agreement.  This Subscription Agreement and the Schedules
               ----------------
attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Subscription Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of both the Corporation and the Investor.

          d.   Title and Subtitles.  The titles of the Sections and subsections
               -------------------
of this Subscription Agreement are for the convenience of reference only and are not to be considered in construing this Subscription Agreement.

          e.   Counterparts.  This Subscription Agreement may be executed in any
               ------------
number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          f.   Applicable Law.  This Subscription Agreement shall be governed by
               --------------
and construed in accordance with laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

          g.   Venue.  Any action, arbitration, or proceeding arising directly
               -----
or indirectly from this Subscription Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the County of Sonoma, State of California.

          h.   Authority.  If Investor is a corporation, partnership, trust or
               ---------
estate: (i) the individual executing and delivering this Agreement on behalf of the Investor has been duly authorized and is duly qualified to execute and deliver this Agreement on behalf of Investor in connection with the purchase of the Unit(s) and (ii) the signature of such individual is binding upon Investor.

          i.  Execution and Delivery of Subscription Agreement.  The Corporation
              ------------------------------------------------
and Yorkton shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, and acceptance by the Corporation of such facsimile copy shall be equally effective to create a valid and binding agreement between the Investor and the Corporation in accordance with the terms hereof.

          j.   Execution and Delivery of Other Documents.  The Investor agrees
               -----------------------------------------
that it will execute and deliver such other documents as may be reasonably requested by the Corporation to complete the transactions contemplated hereby.

          k.   Severability.  The invalidity or unenforceability of any
               ------------
particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of May 31, 1996.

INVESTOR                                 NETSOURCE INTERNATIONAL
____________________________________     TELECOMMUNICATIONS, INC.
(print Name)

By:_________________________________     By:_________________________________
    (Signature)                                      (Signature)

____________________________________     ____________________________________
  (Print Name and Title)                          (Print Name and Title)




Dollar Amount: $_____________

No. of Unit(s): _____________


                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                             REGISTRATION STATEMENT
                NETSOURCE INTERNATIONAL TELECOMMUNICATIONS, INC.

TOTAL SUBSCRIPTION:  Dollar Amount $_________________  No. of Units ____________

REGISTRATION:

Please print name in which your units are to be registered

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DOMICILE/PRINCIPAL PLACE OF BUSINESS ADDRESS:

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Entity Name

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Street

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City                                   Country    Postal Code


MAILING ADDRESS: if different from domicile/principal place of business address

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Entity Name

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Street

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City                                   Country    Postal Code

Business Telephone Phone Business Facsimile Phone
(     )                                (     )
-------------------------------------  -------------------------------------

CHECK ONE:
___ Corporate Ownership
___ Partnership Ownership
___ Other Form of Ownership: Describe _________________________________________

FOR TRUST:
---------
     _______________________________ Trust

     ____________________ Date Established

     ______________________________________
     Name of Trustee or other Administrator

FOR ALL INVESTORS:
-----------------

______________________________________
(Name of Person With Right To Control
the Voting of Securities on Behalf of Entity)

                             OFFEREE QUESTIONNAIRE
                NETSOURCE INTERNATIONAL TELECOMMUNICATIONS, INC.
Gentlemen:

The undersigned understands that: (i) you will rely on the information contained herein for purposes of securities law compliance and determination; and (ii) the securities will not be registered under the Securities Act of 1933, as amended (the "Securities Act") in reliance upon the exemption from registration provided by Regulation S promulgated under the Securities Act. The undersigned further represents to you that: (i) the information contained herein is complete and accurate and may be relied upon by you; and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, NETSOURCE INTERNATIONAL TELECOMMUNICATIONS, INC. MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION OF THIS OFFERING OR ANY OTHER COMPLIANCE WITH STATE OR FEDERAL SECURITIES LAWS.

The following information is to be provided by the individual who is making the investment decision on behalf of the corporate, partnership, trust or other entity investor purchasing the Unit(s):

________________________________________________________________________________
                            (Print Name and Title)



1.  Current employment position and responsibility:

--------------------------------------------------------------------------------
2. Details of any training or experience in financial or business investment matters:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. I have previously purchased securities on behalf of the Investor or on my own behalf which were sold in reliance on Regulation S or a private offering exemption from registration under the Securities Act of 1933, as amended:

                 _______ Yes             _______ No
                 Initial                 Initial

If yes, please give several examples:

Type of                                          Amount
Investment                                       Invested
------------                                     --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4.   Total assets of Investor exceed: $________________________________________.

                                   SCHEDULE 1
                          DEFINITION OF "U.S. PERSON"

     "Reg. (S)230.902. As used in Regulation S, the following terms shall have the meanings indicated:

     (o) U.S. Person.

     (1)  "U.S. person" means:
          (i) any natural person resident in the United States;
          (ii) any partnership or corporation organized or incorporated under the laws of the United States;
          (iii) any estate of which any executor or administrator is a U.S. person;
          (iv) any trust of which any trustee is a U.S. person;
          (v) any agency or branch of a foreign entity located in the United States;
          (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
          (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
          (viii) any partnership or corporation if:
          (A) organized or incorporated under the laws of any foreign jurisdiction; and
          (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Act ((S)230.501(a) of this chapter)) who are not natural persons, estates or trusts.

     (2) Notwithstanding paragraph (o)(1) of this section, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

     (3) Notwithstanding paragraph (o)(1) of this section, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:
          (i) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
          (ii) the estate is governed by foreign law.

     (4) Notwithstanding paragraph (o)(1) of this section, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

     (5) Notwithstanding paragraph (o)(1) of this section, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

     (6) Notwithstanding paragraph (o)(1) of this section, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:
          (i) the agency or branch operates for valid business reasons; and
          (ii) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

     (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

                                   SCHEDULE 2
                      DEFINITION OF "OFFSHORE TRANSACTION"

     "Reg. (S)230.902. As used in Regulation S, the following terms shall have the meanings indicated:

     (i) Offshore Transaction.

     (1) An offer or sale of securities is made in an "offshore transaction" if:
          (i) the offer is not made to a person in the United States; and
          (ii) either:
          (A) at the time the buy order is originated, the buyer is outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer is outside the United States; or
          (B) for purposes of:
              (1) (S)230.903, the transaction is executed in, on or through a physical trading floor of an established foreign securities exchange that is located outside the United States; or
              (2) (S)230.904, the transaction is executed in, on or through the facilities of a designated offshore securities market described in paragraph (a) of this section, and neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States.

     (2) Notwithstanding paragraph (i)(1) of this section, offers and sales of securities specifically targeted at identifiable groups of U.S. citizens abroad, such as members of the U.S. armed forces serving overseas, shall not be deemed to be made in "offshore transactions."

     (3) Notwithstanding paragraph (i)(1) of this section, offers and sales of securities to persons excluded from the definition of "U.S. person" pursuant to paragraph (o)(7) of this section or persons holding accounts excluded from the definition of "U.S. person" pursuant to paragraph (o)(2) of this section, solely in their capacities as holders of such accounts, shall be deemed to be made in "offshore transactions."